UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

Traws Pharma, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

PIPE Securities Purchase Agreement

On April 15, 2026, Traws Pharma, Inc. (the “Company”) announced the pricing of an offering (the “Private Placement”) of an aggregate of (i) 5,982,919 shares (the “Purchased Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) (or, in lieu of Purchased Shares, pre-funded warrants to purchase shares of Common Stock (“Pre-Funded Warrants”)), (ii) Series A warrants to initially purchase up to 5,982,919 shares of Common Stock (the “Series A Warrants”), (iii) Series B warrants to initially purchase up to 5,982,919 shares of Common Stock (the “Series B Warrants”), and (iv) Series C warrants to initially purchase up to 17,948,757 shares of Common Stock (the “Series C Warrants” and together with the Pre-Funded Warrants, the Series A Warrants and the Series B Warrants, the “Warrants”) pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and the purchasers named therein (the “Investors”). The Purchased Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Securities.” Terms defined in the Purchase Agreement are used as therein defined, unless otherwise defined herein.

The aggregate offering price for the Purchased Shares and the Pre-Funded Warrants sold in the Private Placement was approximately $10,000,000, before placement agent fees and expenses. In addition, if all Series A Warrants, Series B Warrant and Series C Warrants are fully exercised for cash, potential additional gross proceeds to the Company would be approximately $50,000,000. The Company intends to use the proceeds from the Private Placement to advance the Company’s influenza program through a Phase 2a human challenge trial in the United Kingdom.

The purchase price per each Purchased Share and accompanying Series A Warrant, Series B Warrant, and Series C Warrant was $1.6730. The purchase price per each Pre-Funded Warrant and accompanying Series A Warrant, Series B Warrant, and Series C Warrant was $1.6630, and each Pre-Funded Warrant has an exercise price of $0.01, subject to adjustment. The exercise price per each Series A Warrant, Series B Warrant, and Series C Warrant is $1.673, subject to adjustment. The Private Placement was priced “at-the-market” under the rules and regulations of The Nasdaq Stock Market LLC. The Private Placement is expected to close on or about April 16, 2026, subject to the satisfaction of customary closing conditions.

The Common Stock, Warrants, and shares of Common Stock underlying the Warrants are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, Warrants, and shares of Common Stock underlying the Warrants have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Pre-Funded Warrants are exercisable immediately following the date of issuance, may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Series A Warrants are exercisable upon the Company’s notice to the Investors of the Company’s receipt of approval from the Medicines and Healthcare products Regulatory Agency to conduct a human challenge trial in the UK during the period from such notification until 5:00 p.m. (New York City time) on the first date after which all of the following conditions have been satisfied for a 10 consecutive trading day period: (1) the Company shall have honored in accordance with the terms of the warrant all notices of exercise of the warrants delivered by 5:00 p.m. (New York City time) on the last day of such 10 consecutive trading day period, (2) a registration statement shall be effective as to the resale of all shares of Common Stock into which such warrant is exercisable and the related prospectus available for use by the Investors for the resale of all shares of Common Stock into which such warrant is exercisable, (3) the Common Stock shall be listed or quoted for trading on its respective trading market, and (4) there is a sufficient number of authorized shares of Common Stock for issuance of all Securities (collectively, the “Conditions”).

The Series B Warrants are exercisable upon the later of (a) announcement of data from the human challenge trial during the period from such announcement, or (b) Shareholder Approval (as defined in the Series B Warrants) has been received, until 5:00 p.m. (New York City time) on the earlier of (y) the first date after the Conditions have been satisfied for a 10 consecutive trading day period, and (z) the three (3) year anniversary of the initial issuance date of the Series B Warrants.

The Series C Warrants are exercisable after Shareholder Approval (as defined in the Series C Warrants) and may be exercised at any time until and on or prior to 5:00 p.m. (New York City time) on the 3-year anniversary of the initial exercise date of the Series C Warrants. If, after the issuance of the Series C Warrants, the market closing sale price of the shares of Common Stock is reported at or above 200% of the Series C Warrants’ exercise price for an uninterrupted period of 30 trading days, then the Company may, within 1 trading day of the end of such 30-day period, call for cancellation of all or any portion of Series C Warrants for which an exercise notice has not yet been delivered for consideration equal to $.001 per Warrant Share.

A holder may not exercise any Warrants that would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 4.99% (or, at the option of the holder, 9.99%) of the Company’s issued and outstanding Common Stock immediately after exercise. To the extent such limitation restricts the exercise of any of the Series A Warrants, Series B Warrants or Series C Warrants, an Investor may choose, in lieu of receiving shares of Common Stock upon exercise of any such warrant, to receive a pre-funded warrant to purchase an identical number of shares of Common Stock that it would have received upon the exercise of such Series A Warrants, Series B Warrants or Series C Warrants (as applicable) for shares of Common Stock; provided, however that the exercise price shall instead be the exercise price under such Series A Warrants, Series B Warrants or Series C Warrants (as applicable) less $0.01 per share, and the resulting issued pre-funded warrant will have an exercise price of $0.01 per share. Such pre-funded warrant will be in the same form as the Pre-Funded Warrants issued in the Private Placement.

The Warrants are subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company’s stockholders. The Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled.

Additionally, for the Series A Warrants, Series B Warrants, and Series C Warrants, if, (i) the Company effects any merger or consolidation of the Company with or into another person, in which the Company is not the surviving entity or in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another person of all or substantially all of its assets in one or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such person immediately after the transaction) or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the holders of such warrants will be entitled to receive upon exercise of such warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised such warrants immediately prior to such Fundamental Transaction.

Cantor Fitzgerald & Co. (“Cantor”) is acting as lead placement agent for the Private Placement.

Citizens JMP Securities, LLC and Tungsten Advisors LLC (through its Broker-Dealer, Finalis Securities LLC) are acting as co-placement agents for the Private Placement (collectively with Cantor, the “Placement Agents”). The Company has agreed to pay the Placement Agents a cash fee at closing equal to 6.0% of the gross proceeds received by the Company in the offering, including for the exercise of any Warrants, and will reimburse Cantor for accountable out-of-pocket expenses in an amount not exceeding $175,000.

The Purchase Agreement contains customary representations and warranties of the Company, customary conditions to closing, and termination provisions. Pursuant to the terms of the Purchase Agreement, for a period from the date of the Purchase Agreement until the earlier of (a) sixty (60) days after the closing date and (b) the business day immediately following the effective date of the registration statement filed pursuant to the Registration Rights Agreement (defined below), subject to certain exceptions, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto. In addition, the Company has agreed to hold a meeting of shareholders for the purpose of obtaining Shareholder Approval (as defined in the Purchase Agreement), and to continue to call a meeting every three months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Series B Warrants and Series C Warrants are no longer outstanding. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other party to the Purchase Agreement, and such representations and warranties should not be relied on by any other person.

The foregoing descriptions of the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by references to the full text of (i) the form of the Purchase Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated herein, (ii) the form of Pre-Funded Warrant, which is filed as Exhibit 4.1 to this Report and is incorporated by reference herein, (iii) the form of Series A Warrant, which is filed as Exhibit 4.2 to this Report and is incorporated by reference herein, (iv) the form of Series B Warrant, which is filed as Exhibit 4.3 to this Report and is incorporated by reference herein, and (v) the form of Series C Warrant, which is filed as Exhibit 4.4 to this Report and is incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated April 15, 2026 (the “Registration Rights Agreement”), with the Investors requiring the Company to register the resale of the Purchased Shares and the shares of Common Stock issuable upon exercise of the Warrants under a registration statement on Form S-3 (or a Form S-1 if the Company is not then eligible to register for resale such securities on Form S-3) (the “Resale Registration Statement”). The Company is required to prepare and file the Resale Registration Statement with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable, but in no event later than 30 days following the closing date of the Private Placement (the “Filing Deadline”), and to use reasonable best efforts to cause the Resale Registration Statement to be declared effective as promptly as practicable thereafter, and in any event no later than the earlier of (a) the 45th calendar day following the earlier of (x) the initial filing date of the Resale Registration Statement and (y) the Filing Deadline if the SEC notifies the Company that it will “review” the Resale Registration Statement and (b) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Resale Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”).

If the Company fails to meet the Filing Deadline or the Effectiveness Deadline, subject to certain terms provided for in the Registration Rights Agreement, the Company will be required to pay liquidated damages to the Investors. The Registration Rights Agreement provides for customary indemnification and contribution provisions. In the event the Investors no longer hold “Registrable Securities,” as defined in the Registration Rights Agreement, or when the Registrable Securities may be resold by the Investors pursuant to Rule 144 (“Rule 144”) promulgated under the Securities Act without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect, the Company may not be obligated to cause the declaration of effectiveness of the Resale Registration Statement by the SEC.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Report and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02 in its entirety.

Based in part upon the representations of the Investors in the Purchase Agreement, the issuances of the Securities in connection with the Private Placement are exempt from registration under the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented that they are an “accredited investor” as defined in Rule 501(a) under the Securities Act, and that they are acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal securities laws.

The Purchased Shares, the Warrants and/or the shares of Common Stock underlying the Warrants may not be sold absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 8.01 Other Events.

On April 15, 2026, the Company issued a press release announcing that the Company had priced the offering of the Purchased Shares and Warrants. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

Some of the statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. These statements relate to the Company’s expectations regarding its products, its collaborations, its clinical trials, planned FDA approvals or other development plans, the use of proceeds of the offering, and the satisfaction of the closing conditions set forth in the Purchase Agreement. The Company has attempted to identify forward-looking statements by terminology including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including the Company’ ability to continue as a going concern, the need for additional financing, risks associated with market conditions, the success and timing of the Company’s clinical trials and regulatory approval of protocols, the closing of the offering, the use of proceeds of the offering, market and other conditions and those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. Additional risks and uncertainties include, but are not limited to, the Company’s ability to file the Resale Registration Statement with the SEC and cause its effectiveness in a timely manner in accordance with the Resale Registration Statement or at all. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Any forward-looking statements contained in this report speak only as of its date. The Company undertakes no obligation to update any forward-looking statements contained in this report to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Series A Warrant
4.3	Form of Series B Warrant
4.4	Form of Series C Warrant
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release of Traws Pharma, Inc. issued on April 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2026	TRAWS PHARMA, INC.

	By:	/s/ Iain Dukes
Iain Dukes
Chief Executive Officer